UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2010

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On December 17, 2010, based on the recommendation of the Company’s Audit Committee, the Company’s Board of Directors approved a change in its independent registered public accountants. Effective December 17, 2010, the Company terminated its relationship with Rosenberg Rich Baker Berman & Company (“Rosenberg”) and engaged BDO USA, LLP (“BDO”) to serve as the Company’s independent registered public accountants for its fiscal year ending December 31, 2010.

Rosenberg’s reports on the consolidated financial statements of the Company and its subsidiaries for the past two years or subsequent interim periods did not contain any adverse opinion or disclaimer of opinion; however, the opinion for the fiscal years ended December 31, 2006 through 2009 were qualified as to the Company’s ability to continue as a going concern.

During the Company’s last two fiscal years and through the date of this Report, there were no disagreements between the Company and Rosenberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Rosenberg, would have caused it to make reference to the subject matter of the disagreements in connection with its report; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Rosenberg a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Report and requested that Rosenberg provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of such letter, dated December 17, 2010, is filed as Exhibit 16.1 to this Report.

During the Company’s two most recent fiscal years and through the date of this Report, the Company did not consult BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired:

None.

(b)	Pro Forma Financial Information:

None.

(c)	Shell Company Transactions:

None.

(d)	Exhibits:

Exh. No.	Date	Document

16.1	December 17, 2010	Letter to the SEC from Rosenberg Rich Baker Berman & Company*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2010	CAREVIEW COMMUNICATIONS, INC.

	By	/S/ JOHN R. BAILEY
John R. Bailey
Chief Financial Officer

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